SCHWABFUNDS-Registered Trademark-


SCHWAB
BOND INDEX
FUNDS

           SEMIANNUAL REPORT
                 AND
     AN IMPORTANT NOTICE REGARDING
        DELIVERY OF SHAREHOLDER
              DOCUMENTS


Semiannual Report
February 29, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted a rule permitting mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

As permitted by the rule, Schwab may begin indefinitely householding prospectuses and shareholder reports for SchwabFunds.-Registered Trademark-

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would otherwise fall under our householding policy, but for any reason prefer to receive multiple SchwabFunds prospectuses and shareholder reports, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

SCHWABFUNDS-Registered Trademark-


SCHWAB
BOND INDEX
FUNDS



Semiannual Report
February 29, 2000

SCHWAB BOND INDEX FUNDS

We're pleased to bring you this semiannual report for the following funds (the funds) for the six-month period ended February 29, 2000:

  - Schwab Short-Term Bond Market Index Fund

  - Schwab Total Bond Market Index Fund

During the reporting period, the funds continued to attempt to provide a high level of current income consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the funds during each fiscal year (or reporting period) since their inceptions.

The SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the total return of the Lehman Brothers Short (1-5 Year) Government/Corporate Bond Index, which represents the performance of U.S. government and corporate bonds that have average maturities between one and five years.

The SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the total return of the Lehman Brothers Aggregate Bond Index, a broad-based index that includes U.S. government and investment-grade debt securities, such as corporate and international (dollar-denominated) bonds and asset-backed and mortgage-backed securities with maturities greater than one year.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab Short-Term Bond Market Index Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab Total Bond Market Index Fund
  FUND PERFORMANCE                         12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Dividends Paid                             16
---------------------------------------------
The Portfolio Management Team              17
---------------------------------------------
Fund Discussion                            18
---------------------------------------------
Glossary                                   19
---------------------------------------------
Financial Statements and Notes             22
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

As we begin a new year, I'd like to take this opportunity to reflect on last year's milestones at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds-Registered Trademark- Family.

First of all, SchwabFunds-Registered Trademark- assets topped the $100 billion mark in September. SchwabFunds continues to be among the largest and fastest growing fund families in the nation, with the support of investors like you.

Secondly, we added two new products to our SchwabFunds offering in 1999:

- SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S companies of all types and sizes.

- SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this semiannual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Every Bond Fund Investor Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource which can help you keep track of your funds' performance.

I'd like to make all of you aware that March 3, 2000 was designated as the record date for a proxy and shareholders' meeting for the entire SchwabFunds complex. Every SchwabFund has at least one proposal up for a vote. No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid by the funds and their shareholders. Voting by internet or phone lowers proxy costs even further. If you have questions about the proxy, would like help in voting, or if you did not receive the proxy materials, please call the funds' proxy solicitor, D.F. King & Co., at 800-431-9633.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
February 29, 2000

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $2,500.

CONVENIENCE: SchwabFunds-Registered Trademark- bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.*

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's bond index funds seek to track the total returns of broadly diversified bond indices.

Bond index funds offer some of the same benefits as equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices. In addition, certain bond index funds can also provide the added benefit of high credit quality investments. Schwab's bond index funds are designed to maintain high credit quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; a substantial portion of the bonds in the funds are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

*The Schwab YieldPlus Fund has a redemption fee of 0.25% on shares sold within 90 days of purchase.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS
SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price and its overall portfolio is managed to maintain an average effective maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

February 2000 marked the 107th month of the current expansion, making it the longest in U.S. history. Annualized GDP growth accelerated from 2.8% during the first half of 1999 to 6.5% in the second half, averaging 4.2% for the year--the fourth consecutive year at 4% or more. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures. High levels of consumer spending and business capital investment, as well as rising real wages, productivity, and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         REAL GROSS DOMESTIC PRODUCT
QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)
Q1 1990                                         5.00%
Q2 1990                                         1.00%
Q3 1990                                        -0.60%
Q4 1990                                        -3.00%
Q1 1991                                        -1.70%
Q2 1991                                         2.60%
Q3 1991                                         1.30%
Q4 1991                                         2.50%
Q1 1992                                         4.30%
Q2 1992                                         4.00%
Q3 1992                                         3.10%
Q4 1992                                         5.20%
Q1 1993                                        -0.70%
Q2 1993                                         2.10%
Q3 1993                                         1.50%
Q4 1993                                         6.00%
Q1 1994                                         3.60%
Q2 1994                                         5.70%
Q3 1994                                         2.20%
Q4 1994                                         5.10%
Q1 1995                                         1.50%
Q2 1995                                         0.80%
Q3 1995                                         3.20%
Q4 1995                                         3.30%
Q1 1996                                         2.90%
Q2 1996                                         6.90%
Q3 1996                                         2.20%
Q4 1996                                         4.90%
Q1 1997                                         4.90%
Q2 1997                                         5.10%
Q3 1997                                         4.00%
Q4 1997                                         3.10%
Q1 1998                                         6.70%
Q2 1998                                         2.10%
Q3 1998                                         3.80%
Q4 1998                                         5.90%
Q1 1999                                         3.70%
Q2 1999                                         1.90%
Q3 1999                                         5.70%
Q4 1999                                         7.30%
Source: Bloomberg L.P.

The Commerce Department, after revising the GDP benchmark data for the past four decades, has reported stronger growth, higher personal savings and lower inflation than was previously calculated for the 1990s.

Looking ahead, the availability of increasingly scarce labor resources and the behavior of domestic consumers in response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 4.0% in January, a 29-year low, before inching back up to 4.1% in February. Labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. Growth in the labor force has slowed, and the Fed has expressed its concern that a continuation of strong demand and tight labor markets may put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
1/90                     5.40%
2/90                     5.30%
3/90                     5.20%
4/90                     5.40%
5/90                     5.40%
6/90                     5.20%
7/90                     5.50%
8/90                     5.70%
9/90                     5.90%
10/90                    5.90%
11/90                    6.20%
12/90                    6.30%
1/91                     6.40%
2/91                     6.60%
3/91                     6.80%
4/91                     6.70%
5/91                     6.90%
6/91                     6.90%
7/91                     6.80%
8/91                     6.90%
9/91                     6.90%
10/91                    7.00%
11/91                    7.00%
12/91                    7.30%
1/92                     7.30%
2/92                     7.40%
3/92                     7.40%
4/92                     7.40%
5/92                     7.60%
6/92                     7.80%
7/92                     7.70%
8/92                     7.60%
9/92                     7.60%
10/92                    7.30%
11/92                    7.40%
12/92                    7.40%
1/93                     7.30%
2/93                     7.10%
3/93                     7.00%
4/93                     7.10%
5/93                     7.10%
6/93                     7.00%
7/93                     6.90%
8/93                     6.80%
9/93                     6.70%
10/93                    6.80%
11/93                    6.60%
12/93                    6.50%
1/94                     6.80%
2/94                     6.60%
3/94                     6.50%
4/94                     6.40%
5/94                     6.10%
6/94                     6.10%
7/94                     6.30%
8/94                     6.00%
9/94                     5.80%
10/94                    5.80%
11/94                    5.60%
12/94                    5.50%
1/95                     5.60%
2/95                     5.40%
3/95                     5.30%
4/95                     5.80%
5/95                     5.80%
6/95                     5.60%
7/95                     5.60%
8/95                     5.70%
9/95                     5.60%
10/95                    5.50%
11/95                    5.70%
12/95                    5.60%
1/96                     5.60%
2/96                     5.50%
3/96                     5.60%
4/96                     5.50%
5/96                     5.60%
6/96                     5.30%
7/96                     5.50%
8/96                     5.10%
9/96                     5.20%
10/96                    5.20%
11/96                    5.30%
12/96                    5.40%
1/97                     5.30%
2/97                     5.30%
3/97                     5.10%
4/97                     5.00%
5/97                     4.70%
6/97                     5.00%
7/97                     4.70%
8/97                     4.90%
9/97                     4.70%
10/97                    4.70%
11/97                    4.60%
12/97                    4.70%
1/98                     4.50%
2/98                     4.60%
3/98                     4.60%
4/98                     4.30%
5/98                     4.30%
6/98                     4.50%
7/98                     4.50%
8/98                     4.50%
9/98                     4.50%
10/98                    4.50%
11/98                    4.40%
12/98                    4.30%
1/99                     4.30%
2/99                     4.40%
3/99                     4.20%
4/99                     4.30%
5/99                     4.20%
6/99                     4.30%
7/99                     4.30%
8/99                     4.20%
9/99                     4.20%
10/99                    4.10%
11/99                    4.10%
12/99                    4.10%
1/00                     4.00%
2/00                     4.10%
Source: Bloomberg L.P.

INFLATION

Price inflation continued to remain well contained, but trending upward. The CPI rose 3.2% for the year ended February 29, 2000. Its core rate (which excludes the more volatile food and energy components) rose just 2.1%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.0% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.4% for 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MEASURES OF INFLATION
                         QUARTERLY EMPLOYMENT  MONTHLY CONSUMER
                              COST INDEX         PRICE INDEX
1/90                                     5.5%              5.2%
2/90                                     5.5%              5.3%
3/90                                     5.5%              5.2%
4/90                                     5.4%              4.7%
5/90                                     5.4%              4.4%
6/90                                     5.4%              4.7%
7/90                                     5.2%              4.8%
8/90                                     5.2%              5.6%
9/90                                     5.2%              6.2%
10/90                                    4.9%              6.3%
11/90                                    4.9%              6.3%
12/90                                    4.9%              6.1%
1/91                                     4.6%              5.7%
2/91                                     4.6%              5.3%
3/91                                     4.6%              4.9%
4/91                                     4.6%              4.9%
5/91                                     4.6%              5.0%
6/91                                     4.6%              4.7%
7/91                                     4.3%              4.4%
8/91                                     4.3%              3.8%
9/91                                     4.3%              3.4%
10/91                                    4.3%              2.9%
11/91                                    4.3%              3.0%
12/91                                    4.3%              3.1%
1/92                                     4.0%              2.6%
2/92                                     4.0%              2.8%
3/92                                     4.0%              3.2%
4/92                                     3.6%              3.2%
5/92                                     3.6%              3.0%
6/92                                     3.6%              3.1%
7/92                                     3.5%              3.2%
8/92                                     3.5%              3.1%
9/92                                     3.5%              3.0%
10/92                                    3.5%              3.2%
11/92                                    3.5%              3.0%
12/92                                    3.5%              2.9%
1/93                                     3.5%              3.3%
2/93                                     3.5%              3.2%
3/93                                     3.5%              3.1%
4/93                                     3.6%              3.2%
5/93                                     3.6%              3.2%
6/93                                     3.6%              3.0%
7/93                                     3.6%              2.8%
8/93                                     3.6%              2.8%
9/93                                     3.6%              2.7%
10/93                                    3.5%              2.8%
11/93                                    3.5%              2.7%
12/93                                    3.5%              2.7%
1/94                                     3.2%              2.5%
2/94                                     3.2%              2.5%
3/94                                     3.2%              2.5%
4/94                                     3.2%              2.4%
5/94                                     3.2%              2.3%
6/94                                     3.2%              2.5%
7/94                                     3.2%              2.8%
8/94                                     3.2%              2.9%
9/94                                     3.2%              3.0%
10/94                                    3.0%              2.6%
11/94                                    3.0%              2.7%
12/94                                    3.0%              2.7%
1/95                                     2.9%              2.8%
2/95                                     2.9%              2.9%
3/95                                     2.9%              2.9%
4/95                                     2.9%              3.1%
5/95                                     2.9%              3.2%
6/95                                     2.9%              3.0%
7/95                                     2.7%              2.8%
8/95                                     2.7%              2.6%
9/95                                     2.7%              2.5%
10/95                                    2.7%              2.8%
11/95                                    2.7%              2.6%
12/95                                    2.7%              2.5%
1/96                                     2.8%              2.7%
2/96                                     2.8%              2.7%
3/96                                     2.8%              2.8%
4/96                                     2.9%              2.9%
5/96                                     2.9%              2.9%
6/96                                     2.9%              2.8%
7/96                                     2.8%              3.0%
8/96                                     2.8%              2.9%
9/96                                     2.8%              3.0%
10/96                                    2.9%              3.0%
11/96                                    2.9%              3.3%
12/96                                    2.9%              3.3%
1/97                                     2.9%              3.0%
2/97                                     2.9%              3.0%
3/97                                     2.9%              2.8%
4/97                                     2.8%              2.5%
5/97                                     2.8%              2.2%
6/97                                     2.8%              2.3%
7/97                                     3.0%              2.2%
8/97                                     3.0%              2.2%
9/97                                     3.0%              2.2%
10/97                                    3.3%              2.1%
11/97                                    3.3%              1.8%
12/97                                    3.3%              1.7%
1/98                                     3.3%              1.6%
2/98                                     3.3%              1.4%
3/98                                     3.3%              1.4%
4/98                                     3.5%              1.4%
5/98                                     3.5%              1.7%
6/98                                     3.5%              1.7%
7/98                                     3.7%              1.7%
8/98                                     3.7%              1.6%
9/98                                     3.7%              1.5%
10/98                                    3.4%              1.5%
11/98                                    3.4%              1.5%
12/98                                    3.4%              1.6%
1/99                                     3.0%              1.7%
2/99                                     3.0%              1.6%
3/99                                     3.0%              1.7%
4/99                                     3.2%              2.3%
5/99                                     3.2%              2.1%
6/99                                     3.2%              2.0%
7/99                                     3.1%              2.1%
8/99                                     3.1%              2.3%
9/99                                     3.1%              2.6%
10/99                                    3.4%              2.6%
11/99                                    3.4%              2.6%
12/99                                    3.4%              2.7%
1/00                                                       2.7%
2/00                                                       3.2%
Source: Bloomberg L.P.

In spite of the record length and strength of the current expansion, and labor markets tighter than we have experienced in a generation, wage inflation has remained largely subdued. The Employment Cost Index, which measures inflation in wages, salaries and benefits, was well contained, increasing just 3.4% during 1999.

Although there is little evidence of accelerating core inflation, the Fed has expressed concern that if labor markets continue to tighten, increases in wages could outpace productivity growth. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and 3.0% during 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
COMPILED BY CHARLES SCHWAB & CO., INC.
                                                  RUSSELL 2000                          LEHMAN AGGREGATE
                                        S&P 500  SMALL-CAP INDEX  MSCE EAFE (ND) INDEX     BOND INDEX
8/99                                     $1.000           $1.000                $1.000            $1.000
9/99                                     $0.973           $1.000                $1.010            $1.012
10/99                                    $1.034           $1.004                $1.048            $1.015
11/99                                    $1.055           $1.064                $1.084            $1.015
12/99                                    $1.117           $1.185                $1.182            $1.010
1/00                                     $1.061           $1.166                $1.107            $1.007
2/00                                     $1.041           $1.358                $1.136            $1.019

Reversing a five-year period of relative under performance, small-cap stocks significantly outperformed both large-cap stocks and international stocks for the six-month reporting period ended 2/29/00. Small-cap stocks as represented by the Russell 2000 Index achieved a total return of 35.8%, leaving large caps, as represented by the S&P 500 Index, well behind with a six-month return of 4.1%. Within the S&P 500, the technology stocks' out-performance of the so-called "old economy" stocks was truly remarkable. For example, during 1999, the performance of the technology-laden NASDAQ Composite was 85.6% versus 21.0% for the S&P 500 (which itself had a 25.4% technology weighting as of 12/31/99).

Although dampened by relatively weak foreign currencies, international stocks, as represented by the MSCI EAFE Index, achieved a strong return of 13.6% for the period. Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.9% for the year.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty
28.6 times earnings, slightly less than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the price/earnings ratio (12 months trailing) for the NASDAQ 100 Index was 144.2.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
1/90                          14.37
2/90                          14.21
3/90                          14.77
4/90                          14.82
5/90                          15.84
6/90                          16.66
7/90                          16.65
8/90                          15.57
9/90                           14.9
10/90                         14.36
11/90                         14.59
12/90                         15.19
1/91                          14.95
2/91                          16.82
3/91                          17.48
4/91                          17.85
5/91                          17.92
6/91                          17.96
7/91                          18.07
8/91                          19.72
9/91                          19.88
10/91                         19.92
11/91                         21.02
12/91                         21.85
1/92                          23.35
2/92                          23.83
3/92                          25.45
4/92                          25.51
5/92                          25.71
6/92                          25.08
7/92                          25.61
8/92                           25.5
9/92                          24.37
10/92                         23.94
11/92                         24.08
12/92                         24.01
1/93                           24.2
2/93                          24.25
3/93                          24.22
4/93                           23.2
5/93                          23.21
6/93                          22.58
7/93                          22.52
8/93                          23.02
9/93                          23.74
10/93                         23.97
11/93                         22.55
12/93                         23.55
1/94                          22.98
2/94                          21.17
3/94                          20.34
4/94                           20.1
5/94                          20.16
6/94                          19.76
7/94                          18.64
8/94                           18.9
9/94                          18.26
10/94                         17.55
11/94                         16.58
12/94                         16.98
1/95                          16.23
2/95                           16.2
3/95                           16.5
4/95                          16.02
5/95                          16.43
6/95                          16.82
7/95                          16.55
8/95                          16.18
9/95                          16.86
10/95                         16.18
11/95                         17.14
12/95                         17.41
1/96                          18.11
2/96                          18.56
3/96                          18.94
4/96                          19.16
5/96                          19.48
6/96                           19.3
7/96                          18.31
8/96                          18.62
9/96                          19.75
10/96                          19.6
11/96                         21.05
12/96                          20.7
1/97                          20.55
2/97                          20.98
3/97                          19.87
4/97                          20.24
5/97                          21.43
6/97                          22.45
7/97                          23.92
8/97                          22.64
9/97                             24
10/97                         22.84
11/97                         24.02
12/97                         24.51
1/98                          24.99
2/98                          26.44
3/98                          27.76
4/98                          26.51
5/98                          26.12
6/98                          27.09
7/98                          26.78
8/98                          22.77
9/98                          24.23
10/98                         27.58
11/98                         30.14
12/98                         31.97
1/99                          33.29
2/99                          32.65
3/99                          33.78
4/99                           33.9
5/99                          32.74
6/99                           34.7
7/99                          31.62
8/99                          31.21
9/99                           29.9
10/99                         29.92
11/99                         30.65
12/99                         32.53
1/00                          29.78
2/00                          28.59
30-Year Mean                  15.7
Source: Bloomberg L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate term rates continued to climb upward during the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy, which shows no immediate signs of slowing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS  30-YEAR TREASURY BOND YIELD  FIVE-YEAR TREASURY NOTE YIELD
9/99                                                              6.02%                          5.77%
9/99                                                              6.04%                          5.78%
9/99                                                              6.06%                          5.75%
9/99                                                              5.97%                          5.66%
10/99                                                             6.13%                          5.86%
10/99                                                             6.20%                          5.95%
10/99                                                             6.26%                          5.97%
10/99                                                             6.35%                          6.10%
10/99                                                             6.16%                          5.95%
11/99                                                             6.06%                          5.86%
11/99                                                             6.04%                          5.86%
11/99                                                             6.16%                          5.99%
11/99                                                             6.23%                          6.05%
12/99                                                             6.25%                          6.07%
12/99                                                             6.17%                          5.98%
12/99                                                             6.37%                          6.19%
12/99                                                             6.49%                          6.31%
12/99                                                             6.48%                          6.34%
1/00                                                              6.55%                          6.41%
1/00                                                              6.70%                          6.58%
1/00                                                              6.69%                          6.63%
1/00                                                              6.45%                          6.66%
2/00                                                              6.27%                          6.65%
2/00                                                              6.27%                          6.70%
2/00                                                              6.16%                          6.68%
2/00                                                              6.13%                          6.47%
Source: Bloomberg L.P.

Typically the yields on 30-year treasury securities exceed those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed resulting in what is referred to as a negatively sloped yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the Federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer-dated maturities since those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, bid up the price of the longer-term securities and resulted in a reduction in yields.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                                              SINCE
                                                           SIX                              INCEPTION    30-DAY
                                                        MONTHS(1)   ONE YEAR   FIVE YEARS   (11/5/91)   SEC YIELD
-----------------------------------------------------------------------------------------------------------------
SCHWAB SHORT-TERM
BOND MARKET INDEX FUND(2),(3)                             1.58%      2.74%       5.56%        5.43%       6.66%
-----------------------------------------------------------------------------------------------------------------
Benchmark Indices(4)                                      1.72%      3.02%       5.96%        5.68%         N/A
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Mutual Fund Short (1-5 Year)
Government/Corporate Bond Index (NEW)                     1.72%      3.02%       6.25%        6.09%         N/A
-----------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns were 1.50%, 1.54%, 6.01% and 5.48%, respectively. The 30-day SEC yield as of 12/31/99 was 6.39%.(5)

(1) Actual, not annualized, since period is less than one year.

(2) Prior to 11/1/97, the Schwab Short-Term Bond Market Index Fund was known as the Schwab Short/Intermediate Government Bond Fund. As reported in the fund's annual report dated 8/31/97, shareholders approved the proposed change to the fund's investment objective from an actively managed government bond strategy to an index strategy at the shareholders' meeting held on 9/22/97.

(3) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 2/29/00 would have been 6.36%.

(4) This index represents the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index for the period from the fund's inception on 11/5/91 through 2/28/98, and the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the fund has performed since its inception to the end of the reporting period by comparing it with the fund's prior and new indices.

(5) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's six-month, one-year, five-year and since inception average annual total returns would have been lower. The 30-day SEC yield as of 12/31/99 would have been 6.06%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB SHORT-TERM         LEHMAN BROTHERS MUTUAL      BENCHMARK
          BOND MARKET INDEX FUND  FUND SHORT (1-5) GOVERNMENT /    INDEX
                                     CORPORATE BOND INDEX
11/5/1991          $10,000           $10,000                    $10,000
11/30/1991         $10,117           $10,097                    $10,097
12/31/1991         $10,381           $10,287                    $10,250
1/31/1992          $10,241           $10,243                    $10,237
2/29/1992          $10,240           $10,272                    $10,268
3/31/1992          $10,190           $10,251                    $10,265
4/30/1992          $10,282           $10,349                    $10,358
5/31/1992          $10,440           $10,477                    $10,455
6/30/1992          $10,595           $10,614                    $10,560
7/31/1992          $10,794           $10,778                    $10,682
8/31/1992          $10,898           $10,884                    $10,768
9/30/1992          $11,053           $11,012                    $10,869
10/31/1992         $10,924           $10,903                    $10,807
11/30/1992         $10,868           $10,868                    $10,791
12/31/1992         $11,012           $10,990                    $10,891
1/31/1993          $11,202           $11,164                    $11,006
2/28/1993          $11,355           $11,298                    $11,094
3/31/1993          $11,395           $11,339                    $11,128
4/30/1993          $11,499           $11,428                    $11,196
5/31/1993          $11,462           $11,394                    $11,169
6/30/1993          $11,622           $11,518                    $11,253
7/31/1993          $11,661           $11,541                    $11,278
8/31/1993          $11,823           $11,679                    $11,371
9/30/1993          $11,851           $11,718                    $11,408
10/31/1993         $11,892           $11,748                    $11,433
11/30/1993         $11,819           $11,725                    $11,435
12/31/1993         $11,873           $11,773                    $11,481
1/31/1994          $11,973           $11,873                    $11,552
2/28/1994          $11,780           $11,754                    $11,482
3/31/1994          $11,628           $11,637                    $11,423
4/30/1994          $11,527           $11,569                    $11,380
5/31/1994          $11,485           $11,582                    $11,396
6/30/1994          $11,500           $11,602                    $11,424
7/31/1994          $11,599           $11,732                    $11,527
8/31/1994          $11,628           $11,770                    $11,565
9/30/1994          $11,585           $11,708                    $11,538
10/31/1994         $11,593           $11,722                    $11,565
11/30/1994         $11,528           $11,662                    $11,516
12/31/1994         $11,540           $11,688                    $11,538
1/31/1995          $11,697           $11,867                    $11,697
2/28/1995          $11,852           $12,072                    $11,859
3/31/1995          $11,919           $12,141                    $11,928
4/30/1995          $12,018           $12,268                    $12,034
5/31/1995          $12,232           $12,553                    $12,243
6/30/1995          $12,281           $12,627                    $12,309
7/31/1995          $12,308           $12,657                    $12,360
8/31/1995          $12,396           $12,747                    $12,435
9/30/1995          $12,470           $12,820                    $12,495
10/31/1995         $12,572           $12,943                    $12,599
11/30/1995         $12,696           $13,080                    $12,706
12/31/1995         $12,799           $13,194                    $12,802
1/31/1996          $12,900           $13,315                    $12,910
2/29/1996          $12,817           $13,225                    $12,860
3/31/1996          $12,778           $13,184                    $12,851
4/30/1996          $12,776           $13,173                    $12,864
5/31/1996          $12,777           $13,182                    $12,892
6/30/1996          $12,878           $13,298                    $12,986
7/31/1996          $12,917           $13,346                    $13,037
8/31/1996          $12,940           $13,380                    $13,085
9/30/1996          $13,072           $13,528                    $13,204
10/31/1996         $13,235           $13,717                    $13,353
11/30/1996         $13,368           $13,849                    $13,452
12/31/1996         $13,311           $13,813                    $13,455
1/31/1997          $13,378           $13,877                    $13,520
2/28/1997          $13,397           $13,904                    $13,552
3/31/1997          $13,355           $13,860                    $13,541
4/30/1997          $13,477           $13,994                    $13,652
5/31/1997          $13,575           $14,097                    $13,748
6/30/1997          $13,680           $14,208                    $13,843
7/31/1997          $13,874           $14,418                    $13,994
8/31/1997          $13,841           $14,398                    $14,008
9/30/1997          $13,964           $14,532                    $14,114
10/31/1997         $14,091           $14,663                    $14,218
11/30/1997         $14,130           $14,691                    $14,254
12/31/1997         $14,228           $14,798                    $14,349
1/31/1998          $14,383           $14,969                    $14,487
2/28/1998          $14,358           $14,969                    $14,500
3/31/1998          $14,415           $15,022                    $14,551
4/30/1998          $14,479           $15,095                    $14,622
5/31/1998          $14,563           $15,188                    $14,711
6/30/1998          $14,643           $15,273                    $14,794
7/31/1998          $14,697           $15,337                    $14,856
8/31/1998          $14,898           $15,551                    $15,064
9/30/1998          $15,152           $15,842                    $15,346
10/31/1998         $15,204           $15,887                    $15,389
11/30/1998         $15,175           $15,874                    $15,376
12/31/1998         $15,214           $15,928                    $15,429
1/31/1999          $15,258           $16,008                    $15,506
2/28/1999          $15,116           $15,871                    $15,374
3/31/1999          $15,232           $15,990                    $15,489
4/30/1999          $15,247           $16,043                    $15,540
5/31/1999          $15,188           $15,979                    $15,478
6/30/1999          $15,219           $16,024                    $15,522
7/31/1999          $15,254           $16,040                    $15,537
8/31/1999          $15,289           $16,075                    $15,571
9/30/1999          $15,402           $16,204                    $15,696
10/31/1999         $15,427           $16,247                    $15,738
11/30/1999         $15,448           $16,275                    $15,765
12/31/1999         $15,448           $16,262                    $15,752
1/31/2000          $15,409           $16,230                    $15,721
2/29/2000          $15,530           $16,353                    $15,840

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short-Term Bond Market Index Fund, made at its inception, with a similar investment in two indices: Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index and the benchmark index that combines the performance of the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from the fund's inception on 11/5/91 through 2/28/98, and the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index from 3/1/98 through the end of the reporting period.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN
 DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                         $181,451
----------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $217,592
----------------------------------------------------------------------
Percentage growth over reporting period                            20%
----------------------------------------------------------------------

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
PORTFOLIO SNAPSHOT

The Schwab Short-Term Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations and other U.S. government securities. The information below provides a snapshot of the fund's characteristics as of 2/29/00 and is not indicative of its composition after that date. The terms used below are defined beginning on page 19. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                                                      LEHMAN BROTHERS
                                       SCHWAB SHORT-TERM BOND MARKET            SHORT (1-5 YEAR) GOVERNMENT/
                                                INDEX FUND                            CORPORATE INDEX
------------------------------------------------------------------------------------------------------------
Number of Issues                                       51                                   1,864
------------------------------------------------------------------------------------------------------------
Yield to Maturity                                    7.01%                                   6.90%
------------------------------------------------------------------------------------------------------------
Average Weighted Coupon                              6.28%                                   6.38%
------------------------------------------------------------------------------------------------------------
Weighted Average Maturity                            2.82 years                              2.74 years
------------------------------------------------------------------------------------------------------------
Average Weighted Quality                               AA                                      AA
------------------------------------------------------------------------------------------------------------
Average Weighted Duration                            2.39 years                              2.39 years
------------------------------------------------------------------------------------------------------------
Expense Ratio                                        0.35%*                                    --
------------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/29/00

                                                                                              PERCENTAGE
                                                                              PERCENTAGE       OF FUND
                                                                                OF FUND      INVESTMENTS
MATURITY RANGE                                                VALUE (000S)    INVESTMENTS    (CUMULATIVE)
---------------------------------------------------------------------------------------------------------
0 - 6 months                                                    $33,979          15.7%           15.7%
---------------------------------------------------------------------------------------------------------
7 - 36 months                                                   $81,329          37.7%           53.4%
---------------------------------------------------------------------------------------------------------
37 - 60 months                                                  $90,675          42.0%           95.4%
---------------------------------------------------------------------------------------------------------
More than
60 months                                                       $ 9,814           4.6%          100.0%
---------------------------------------------------------------------------------------------------------

INVESTMENT STYLE BOX(1)
AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   WEIGHTED AVERAGE MATURITY

Short                            Int  Long        AVERAGE CREDIT QUALITY
X                                                                   High
                                                                  Medium
                                                                     Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 19. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

PORTFOLIO COMPOSITION AS A PERCENTAGE
OF FUND INVESTMENTS(2) as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


U.S. Treasury Obligations  50.8%
Corporate Bonds            41.1%
Agency Obligations          7.6%
Temporary Investments       0.5%

PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
       as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


AAA                 63.0%
AA                   3.6%
A                   19.0%
BBB                 11.6%
BB                   2.3%
Unrated Securities   0.5%

The charts above illustrate the composition of the fund's portfolio as of 2/29/00 and are not indicative of its holdings after that date.


(2) These percentages do not take into account other assets and liabilities of the fund.


(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.


TOP 10 HOLDINGS
% OF TOTAL NET ASSETS


---------------------------------------------
U.S. Treasury Notes,
  5.875%, Maturity 11/15/2004            8.5%
---------------------------------------------
U.S. Treasury Notes,
  5.250%, Maturity 05/15/2004            5.9%
---------------------------------------------
Cox Communications Inc.,
  6.696%, Maturity 05/15/2000            4.6%
---------------------------------------------
U.S. Treasury Notes,
  6.125%, Maturity 12/31/2001            3.6%
---------------------------------------------
U.S. Treasury Notes,
  5.375%, Maturity 06/30/2003            3.1%
---------------------------------------------

---------------------------------------------
U.S. Treasury Notes,
  5.750%, Maturity 11/30/2002            2.7%
---------------------------------------------
U.S. Treasury Notes,
  5.500%, Maturity 05/31/2003            2.6%
---------------------------------------------
Kimco Realty Corp.,
  6.740%, Maturity 05/17/2000            2.3%
---------------------------------------------
Royal Bank of Scotland PLC,
  8.817%, Maturity 03/31/2005            2.3%
---------------------------------------------
Korea Development Bank,
  6.940%, Maturity 04/18/2000            2.3%
---------------------------------------------

SCHWAB TOTAL BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                                              SINCE
                                                          SIX                               INCEPTION    30-DAY
                                                       MONTHS(1)    ONE YEAR   FIVE YEARS   (3/5/93)    SEC YIELD
-----------------------------------------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET INDEX FUND(2),(3)               2.01%       0.79%       6.93%        5.86%       6.88%
-----------------------------------------------------------------------------------------------------------------
Benchmark Indices(4)                                     1.92%       1.11%       6.85%        5.77%         N/A
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (NEW)               1.92%       1.11%       6.99%        5.92%         N/A
-----------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns were 0.92%, (1.04)%, 7.87% and 5.89%, respectively. The 30-day SEC yield as of 12/31/99 was 6.53%.(5)

(1) Actual, not annualized, since period is less than one year.

(2) Prior to 11/1/97, the Schwab Total Bond Market Index Fund was known as the Schwab Long-Term Government Bond Fund. As reported in the fund's annual report dated 8/31/97, shareholders approved the proposed change to the fund's investment objective from an actively managed government bond strategy to an index strategy at the shareholders' meeting held on 9/22/97.

(3) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 2/29/00 would have been 6.63%.

(4) This index represents the Lehman Brothers General U.S. Government Bond Index for the period from the fund's inception on 3/5/93 through 2/28/98, and the Lehman Brothers Aggregate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the fund has performed since its inception to the end of the reporting period by comparing it with the fund's prior and new indices.

(5) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 12/31/99 would have been 6.24%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SCHWAB TOTAL BOND    LEHMAN BROTHERS
            MARKET INDEX FUND  AGGREGATE BOND INDEX  BENCHMARK INDEX
3/5/1993              $10,000               $10,000          $10,000
3/31/1993              $9,784                $9,979           $9,979
4/30/1993              $9,890               $10,048          $10,056
5/31/1993              $9,927               $10,061          $10,045
6/30/1993             $10,314               $10,244          $10,268
7/31/1993             $10,441               $10,302          $10,330
8/31/1993             $10,863               $10,482          $10,561
9/30/1993             $10,901               $10,511          $10,601
10/31/1993            $10,952               $10,550          $10,641
11/30/1993            $10,688               $10,460          $10,524
12/31/1993            $10,738               $10,517          $10,565
1/31/1994             $10,938               $10,659          $10,710
2/28/1994             $10,544               $10,474          $10,483
3/31/1994             $10,220               $10,216          $10,247
4/30/1994             $10,112               $10,134          $10,166
5/31/1994             $10,060               $10,133          $10,153
6/30/1994             $10,027               $10,110          $10,129
7/31/1994             $10,239               $10,311          $10,316
8/31/1994             $10,233               $10,324          $10,318
9/30/1994             $10,050               $10,172          $10,172
10/31/1994            $10,036               $10,163          $10,165
11/30/1994            $10,031               $10,140          $10,147
12/31/1994            $10,122               $10,210          $10,209
1/31/1995             $10,347               $10,412          $10,399
2/28/1995             $10,647               $10,660          $10,622
3/31/1995             $10,718               $10,726          $10,689
4/30/1995             $10,887               $10,875          $10,829
5/31/1995             $11,429               $11,296          $11,266
6/30/1995             $11,445               $11,379          $11,353
7/31/1995             $11,348               $11,354          $11,311
8/31/1995             $11,566               $11,491          $11,443
9/30/1995             $11,711               $11,602          $11,553
10/31/1995            $11,931               $11,753          $11,728
11/30/1995            $12,173               $11,929          $11,911
12/31/1995            $12,395               $12,096          $12,080
1/31/1996             $12,438               $12,176          $12,154
2/29/1996             $12,075               $11,964          $11,906
3/31/1996             $11,934               $11,881          $11,807
4/30/1996             $11,766               $11,814          $11,732
5/31/1996             $11,722               $11,790          $11,712
6/30/1996             $11,885               $11,948          $11,863
7/31/1996             $11,890               $11,981          $11,893
8/31/1996             $11,830               $11,960          $11,866
9/30/1996             $12,112               $12,168          $12,063
10/31/1996            $12,451               $12,439          $12,329
11/30/1996            $12,763               $12,651          $12,543
12/31/1996            $12,537               $12,534          $12,415
1/31/1997             $12,533               $12,572          $12,429
2/28/1997             $12,556               $12,604          $12,446
3/31/1997             $12,353               $12,464          $12,314
4/30/1997             $12,606               $12,651          $12,492
5/31/1997             $12,732               $12,771          $12,599
6/30/1997             $12,918               $12,923          $12,740
7/31/1997             $13,363               $13,272          $13,102
8/31/1997             $13,152               $13,159          $12,972
9/30/1997             $13,397               $13,354          $13,167
10/31/1997            $13,687               $13,548          $13,395
11/30/1997            $13,700               $13,610          $13,463
12/31/1997            $13,778               $13,747          $13,604
1/31/1998             $13,977               $13,923          $13,809
2/28/1998             $13,938               $13,912          $13,771
3/31/1998             $13,964               $13,959          $13,818
4/30/1998             $14,035               $14,032          $13,890
5/31/1998             $14,166               $14,165          $14,022
6/30/1998             $14,263               $14,286          $14,141
7/31/1998             $14,306               $14,316          $14,171
8/31/1998             $14,575               $14,549          $14,402
9/30/1998             $14,930               $14,890          $14,739
10/31/1998            $14,844               $14,811          $14,661
11/30/1998            $14,866               $14,895          $14,744
12/31/1998            $14,937               $14,940          $14,788
1/31/1999             $15,061               $15,046          $14,893
2/28/1999             $14,770               $14,783          $14,633
3/31/1999             $14,870               $14,864          $14,713
4/30/1999             $14,874               $14,911          $14,760
5/31/1999             $14,703               $14,780          $14,630
6/30/1999             $14,649               $14,733          $14,584
7/31/1999             $14,614               $14,671          $14,522
8/31/1999             $14,594               $14,664          $14,515
9/30/1999             $14,790               $14,834          $14,684
10/31/1999            $14,832               $14,889          $14,738
11/30/1999            $14,841               $14,887          $14,736
12/31/1999            $14,782               $14,816          $14,666
1/31/2000             $14,719               $14,767          $14,617
2/29/2000             $14,886               $14,945          $14,794

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Total Bond Market Index Fund, made at its inception, with a similar investment in two indices: the Lehman Brothers Aggregate Bond Index, the fund's index beginning on 3/1/98; and a benchmark index that combines the performance of these two indices for their respective periods. The change in the index is a result of a strategy change of the Schwab Total Bond Market Index Fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                         $381,786
----------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $560,784
----------------------------------------------------------------------
Percentage growth over reporting period                            47%
----------------------------------------------------------------------

SCHWAB TOTAL BOND MARKET INDEX FUND
PORTFOLIO SNAPSHOT

The Schwab Total Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations, mortgage-backed obligations, asset-backed obligations, dollar-denominated foreign issues and U.S. government agency securities. The information below provides a snapshot of the fund's characteristics as of 2/29/00 and is not indicative of its composition after that date. The terms used below are defined beginning on page 19. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                           SCHWAB TOTAL BOND MARKET             LEHMAN BROTHERS AGGREGATE
                                                  INDEX FUND                           BOND INDEX
----------------------------------------------------------------------------------------------------------
Number of Issues                                        92                                 5,566
----------------------------------------------------------------------------------------------------------
Yield to Maturity                                     7.80%                                 7.32%
----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                               6.91%                                 6.79%
----------------------------------------------------------------------------------------------------------
Weighted Average Maturity                             8.79 years                            8.88 years
----------------------------------------------------------------------------------------------------------
Average Weighted Quality                                AA                                   AAA
----------------------------------------------------------------------------------------------------------
Average Weighted Duration                             4.93                                  4.94
----------------------------------------------------------------------------------------------------------
Expense Ratio                                         0.35%*                                  --
----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/29/00

                                                                                              PERCENTAGE
                                                                              PERCENTAGE       OF FUND
                                                                                OF FUND      INVESTMENTS
MATURITY RANGE                                                VALUE (000S)    INVESTMENTS    (CUMULATIVE)
---------------------------------------------------------------------------------------------------------
0 - 1 year                                                      $189,983         27.6%           27.6%
---------------------------------------------------------------------------------------------------------
2 - 10 years                                                    $285,073         41.5%           69.1%
---------------------------------------------------------------------------------------------------------
11 - 20 years                                                   $ 52,918          7.7%           76.8%
---------------------------------------------------------------------------------------------------------
21 - 30 years                                                   $ 41,262          6.0%           82.8%
---------------------------------------------------------------------------------------------------------
More than
30 years                                                        $118,319         17.2%          100.0%
---------------------------------------------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   WEIGHTED AVERAGE MATURITY
Short                            Int  Long        Average Credit Quality
                                   X                                High
                                                                  Medium
                                                                     Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 19. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

PORTFOLIO COMPOSITION AS A PERCENTAGE
OF FUND INVESTMENTS(2) as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



U.S. Treasury Obligations    27.1%
Preferred Stock               1.8%
Corporate Bonds (4)          38.5%
Mortgage-Backed Securities   19.1%
Asset-Backed Securities (4)   7.7%
Agency Obligations            5.6%
Temporary Investments         0.2%


PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
            as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


AAA                          55.5%
AA                            8.0%
A                            18.2%
BBB                          16.7%
BB                            1.3%
Unrated Securities            0.3%

The charts above illustrate the composition of the fund's portfolio as of 2/29/00 and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities of the fund.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

(4) A combination of various corporate bonds and asset-backed securities (approximately 33.1% of the fund's portfolio) is used to gain exposure to agency mortgage-backed securities.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS


-------------------------------------------------------------------
Airplanes Pass Through Trust, Series 1R, Class A8
  6.260%, Maturity 03/15/2000                                  4.8%
-------------------------------------------------------------------
Federal National Mortgage Association,
  6.500%, Maturity 03/01/2030                                  4.2%
-------------------------------------------------------------------
Royal Bank of Scotland PLC,
  9.118%, Maturity 03/31/2010                                  3.6%
-------------------------------------------------------------------
Health & Retirement Properties,
  7.280%, Maturity 04/10/2000                                  3.6%
-------------------------------------------------------------------
U.S. Treasury Notes,
  4.250%, Maturity 11/15/2003                                  3.4%
-------------------------------------------------------------------

-------------------------------------------------------------------
KBC Bank Fund Trust III,
  9.860%, Maturity 11/02/2009                                  2.8%
-------------------------------------------------------------------
U.S. Treasury Notes,
  6.500%, Maturity 02/15/2010                                  2.7%
-------------------------------------------------------------------
U.S. Treasury Notes,
  5.375%, Maturity 06/30/2003                                  2.7%
-------------------------------------------------------------------
U.S. Treasury Notes,
  5.500%, Maturity 02/28/2003                                  2.7%
-------------------------------------------------------------------
Federal National Mortgage Association
  7.000%, Maturity 03/01/2030                                  2.6%
-------------------------------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds continued to attempt to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVIDENDS PAID BY THE SCHWAB BOND INDEX FUNDS
                                                                 INCOME DIVIDENDS PER SHARE
FISCAL YEAR

                                                SCHWAB SHORT-TERM BOND MARKET       SCHWAB TOTAL BOND MARKET
                                               INDEX FUND (INCEPTION 11/5/91)  INDEX FUND (INCEPTION 3/5/93)
1991*                                                                   $0.10
1992                                                                    $0.60
1993**                                                                  $0.37                          $0.31
1994+                                                                   $0.54                          $0.60
1995+                                                                   $0.59                          $0.69
1996+                                                                   $0.59                          $0.65
1997+                                                                   $0.59                          $0.65
1998+                                                                   $0.57                          $0.60
1999+                                                                   $0.50                          $0.55
2000++                                                                  $0.27                          $0.29

  * Period from the fund's inception on 11/5/91 through 12/31/91.

 ** Period from the fund's inception on 3/5/93 through 8/31/93 for Schwab Total
    Bond Market Index Fund and for the eight-month period ended 8/31/93 for Schwab Short-Term Bond Market Index Fund.

 +  For the one-year period ended 8/31 for both funds.

 ++  For the six-month period ended 2/29/00 for both funds.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

KIM DAIFOTIS--Vice President and Senior Portfolio Manager--has had primary responsibility for the day-to-day management of each fund's portfolio since he joined CSIM in November 1997. Prior to joining CSIM, Kim spent five years at Lehman Brothers where he served as Vice President and Fixed Income Institutional Salesman, as well as Senior Portfolio Strategist. Prior to Lehman Brothers, Kim spent three years as Senior Portfolio Manager for Barclays Global Investors.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. Although both funds achieved positive total returns, the rising interest rate environment and the resulting drop in bond values had a negative impact on the funds' returns for the six-month reporting period.

The SCHWAB SHORT-TERM BOND MARKET INDEX FUND achieved a total return of 1.58% for the six-month reporting period ended February 29, 2000. This return came from a combination of dividend income of 2.82% and a decline in the fund's NAV of 1.24%. The NAV decline was a result of higher bond yields at the end of the period compared to the beginning of the period. The fund's weighted average maturity, 2.82 years as of February 29, 2000, remained fairly constant throughout the reporting period.

The SCHWAB TOTAL BOND MARKET INDEX FUND achieved a total return of 2.01% for the six-month reporting period ended February 29, 2000. This return came from a combination of dividend income of 3.05% and a decline in the fund's NAV of 1.04%. The NAV decline was a result of higher bond yields at the end of the period compared to the beginning of the period. The fund's weighted average maturity, 8.79 years as of February 29, 2000, increased moderately compared to the beginning of the period (8.55 years) as a result of changes in the Lehman Aggregate Index.

Q. HOW DID THE FUNDS' PERFORMANCE COMPARE TO THEIR INDEXES?

A. The funds' performance compared to their indexes is shown in the following tables.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

                                                              TOTAL RETURN
                                                                 FOR THE
                                                               SIX MONTHS
                                                              ENDED 2/29/00
---------------------------------------------------------------------------
Schwab Short-Term
Bond Market Index Fund                                             1.58%
---------------------------------------------------------------------------
Lehman Brothers Short (1-5) Government/Corporate Index             1.72%
---------------------------------------------------------------------------
Tracking Differential                                            (0.14)%
---------------------------------------------------------------------------

Typically, there will be a small gap between the performance of each fund's index and the actual fund performance. This gap occurs mainly because, unlike the index, the fund incurs operating expenses and trading costs, and must keep a small portion of its assets in cash for paying expenses and processing shareholder orders. During the six-month reporting period this gap was 0.14%, less than the fund's operating expenses for the period.

SCHWAB TOTAL BOND MARKET INDEX FUND

                                                              TOTAL RETURN
                                                                 FOR THE
                                                                6 MONTHS
                                                              ENDED 2/29/00
---------------------------------------------------------------------------
Schwab Total Bond
Market Index Fund                                                  2.01%
---------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                               1.92%
---------------------------------------------------------------------------
Tracking Differential                                              0.09%
---------------------------------------------------------------------------

As with the Schwab Short-Term Bond Market Index fund, we typically anticipate a small gap between the performance of the Schwab Total Bond Market Index Fund and its benchmark index. However, during the six-month period, the fund return slightly exceeded the Index return, a positive result for the fund.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductionsand exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S                 S&P  DESCRIPTION
---------------------------------------------------------
INVESTMENT GRADE
Aaa                     AAA  Strongest capacity to pay
                             interest and repay principal

Aa                      AA   Very strong capacity to pay
                             interest and repay principal

A                       A    Strong capacity to pay
                             interest and repay principal

Baa                     BBB  Adequate capacity to pay
                             interest and repay principal
BELOW INVESTMENT GRADE

Ba                      BB   Lowest degree of speculation
                             with respect to capacity to
                             pay interest and repay
                             principal

B                       B    Greater vulnerability to
                             default but currently has
                             the capacity to meet
                             interest and principal
                             payment

Caa                     CCC  Currently vulnerable to
                             default--dependent on
                             favorable conditions

Ca                      CC   Highly speculative

C                       C    Highest degree of
                             speculation--no interest is
                             paid

-                       D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net assets, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, the reinvestment income and, consequently, the total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)

                                                Par     Value
                                              -------  --------

U.S. GOVERNMENT SECURITIES -- 57.9% (a)
U.S. TREASURY OBLIGATIONS -- 50.4%
U.S. Treasury Notes
   6.38%, 09/30/01                            $ 4,000  $  3,991
   5.88%, 11/30/01                              2,500     2,473
   6.13%, 12/31/01                              8,000     7,941
   6.38%, 01/31/02                              3,000     2,990
   6.25%, 02/28/02                              2,500     2,488
   6.50%, 02/28/02                              2,000     1,999
   6.63%, 03/31/02                              4,000     4,005
   6.63%, 04/30/02                              2,750     2,754
   6.00%, 07/31/02                              1,500     1,482
   6.38%, 08/15/02                              3,000     2,987
   5.88%, 09/30/02                              3,000     2,951
   5.75%, 11/30/02                              5,900     5,778
   5.50%, 02/28/03                              5,000     4,853
   5.50%, 03/31/03                              4,000     3,879
   5.75%, 04/30/03                              5,000     4,878
   5.50%, 05/31/03                              5,800     5,614
   5.38%, 06/30/03                              7,000     6,749
   5.25%, 08/15/03                              3,000     2,876
   5.75%, 08/15/03                              3,000     2,921
   5.25%, 05/15/04                             13,500    12,839
   5.88%, 11/15/04 (d)                         19,000    18,448
   5.88%, 11/15/05                              5,000     4,813
                                                       --------
                                                        109,709
                                                       --------
AGENCY OBLIGATIONS -- 7.5%
Federal Home Loan Bank
   6.00%, 05/17/04                              5,000     4,759
Federal National Mortgage Association
   6.25%, 11/15/02                              5,000     4,912
   5.94%, 03/29/04                              5,000     4,762
   5.88%, 04/23/04                              2,000     1,902
                                                       --------
                                                         16,335
                                                       --------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $128,687)                                       126,044
                                                       --------
CORPORATE BONDS -- 40.8% (a)
American General Finance
   6.25%, 12/18/02                              2,000     1,945
Bank of New York Co., Inc.
   6.63%, 06/15/03                              2,000     1,955



                                                Par     Value
                                              -------  --------

Bank One Corp.
   7.25%, 08/01/02                            $ 2,000  $  1,998
Columbia Gas Systems
   6.39%, 11/28/00                              2,000     1,990
Cox Communications Inc. (b)
   6.70%, 05/15/00                             10,000    10,007
Dupont (E.I.) de Nemours & Co.
   6.75%, 10/15/04                              4,000     3,910
Ford Motor Credit Co.
   6.70%, 07/16/04                              5,000     4,850
General Electric Capital Corp.
   6.65%, 09/03/02                              5,000     4,950
Health & Retirement Properties (b)
   7.28%, 04/10/00                              5,000     4,994
Hertz Corp.
   7.00%, 05/01/02                              2,000     1,985
Hughes Electronics Corp. (b)
   7.29%, 04/24/00                              5,000     4,988
Kimco Realty Corp. (b)
   6.74%, 05/17/00                              5,000     5,029
Korea Development Bank (b)
   6.94%, 04/18/00                              5,000     4,997
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                              1,500     1,462
Pepsi Bottling Holdings, Inc.
   5.38%, 02/17/04                              5,000     4,675
Philip Morris Companies, Inc.
   6.15%, 03/15/00                              3,000     3,000
Quebec Province
   7.50%, 07/15/02                              2,000     2,005
Royal Bank of Scotland PLC (d)
   8.82%, 03/31/05                              5,000     5,000
Starwood Hotels & Resorts Worldwide, Inc.
   6.25%, 11/15/00                              5,000     4,931
Target Corp.
   7.50%, 02/15/05                              2,000     2,005
TCI Communications, Inc.
   8.65%, 09/15/04                              3,500     3,653
US West Capital Funding Inc.
   6.13%, 07/15/02                              1,500     1,459
USAA Capital Corp.
   6.68%, 11/01/01                              5,000     4,950
WestPac Banking Corp.
   9.13%, 08/15/01                              2,000     2,050
                                                       --------
TOTAL CORPORATE BONDS
  (Cost $89,977)                                         88,788
                                                       --------

                                              Shares    Value
                                              -------  --------

OTHER INVESTMENT COMPANIES -- 0.5% (c)
Provident Institutional Funds - Fed
  Funds Portfolio
   5.46%                                          965  $    965
                                                       --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $965)                                               965
                                                       --------
TOTAL INVESTMENTS -- 99.2%
  (Cost $219,629)                                       215,797
                                                       --------
OTHER ASSETS AND LIABILITIES -- 0.8%
  Other assets                                           13,190
  Liabilities                                           (11,395)
                                                       --------
                                                          1,795
                                                       --------
TOTAL NET ASSETS -- 100.0%                             $217,592
                                                       ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB TOTAL BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)

                                                Par     Value
                                              -------  --------

U.S. GOVERNMENT SECURITIES -- 63.5% (a)
U.S. TREASURY OBLIGATIONS -- 33.3%
U.S. Treasury Bonds
   5.25%, 02/15/29                            $14,065  $ 12,126
U.S. Treasury Notes
   5.75%, 06/30/01                              9,000     8,919
   5.50%, 07/31/01                              6,000     5,922
   5.50%, 08/31/01                              7,000     6,903
   5.63%, 09/30/01                              2,000     1,973
   5.88%, 10/31/01                              3,000     2,969
   6.13%, 12/31/01                              5,500     5,460
   6.38%, 01/31/02                             12,500    12,458
   6.50%, 02/28/02 (d)                          6,500     6,496
   6.00%, 07/31/02                              3,500     3,459
   5.75%, 11/30/02                              6,250     6,121
   5.50%, 02/28/03                             15,500    15,043
   5.75%, 04/30/03                              8,000     7,806
   5.38%, 06/30/03                             15,700    15,136
   5.25%, 08/15/03                             10,850    10,403
   4.25%, 11/15/03                             20,500    18,956
   4.75%, 02/15/04                             10,350     9,703
   5.88%, 11/15/04                              5,500     5,340
   5.50%, 02/15/08                              6,450     6,008
   5.63%, 05/15/08                              3,000     2,815
   4.75%, 11/15/08                              8,250     7,251
   6.50%, 02/15/10 (d)                         15,300    15,400
                                                       --------
                                                        186,667
                                                       --------
AGENCY OBLIGATIONS -- 6.8%
Federal Home Loan Mortgage Corporation
   5.25%, 02/16/01                              5,000     4,924
   6.88%, 01/15/05                              5,000     4,950
   6.63%, 09/15/09                             10,000     9,575
Federal National Mortgage Association
   5.75%, 04/15/03                              5,000     4,823
   5.63%, 02/20/04                             10,000     9,464
   5.88%, 04/23/04                              5,000     4,755
                                                       --------
                                                         38,491
                                                       --------
MORTGAGE-BACKED OBLIGATIONS -- 23.4% (d)
Federal National Mortgage Association
   5.50%, 03/01/15                              3,000     2,750
   6.00%, 03/01/15                              7,000     6,562
   6.50%, 03/01/15                              9,000     8,646
   7.00%, 03/01/15                              6,000     5,893
   7.50%, 03/01/15                              4,000     4,011
   6.00%, 03/01/30                             10,000     9,066



                                                Par     Value
                                              -------  --------

   6.50%, 03/01/30                            $25,000  $ 23,359
   7.00%, 03/01/30                             15,000    14,381
   7.50%, 03/01/30                             13,000    12,748
   8.00%, 03/01/30                             11,000    11,017
Government National Mortgage Association
   5.50%, 03/01/30                              2,000     1,746
   6.00%, 03/01/30                              2,000     1,805
   6.50%, 03/01/30                              5,000     4,659
   7.00%, 03/01/30                              9,000     8,626
   7.50%, 03/01/30                              8,000     7,853
   8.00%, 03/01/30                              8,000     8,028
                                                       --------
                                                        131,150
                                                       --------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $361,996)                                       356,308
                                                       --------
CORPORATE BONDS -- 47.1% (a)
Argentaria Capital Funding (b)
   6.47%, 05/08/00                             10,000    10,000
Bank of Tokyo-Mitsubishi, Ltd.
   8.40%, 04/15/10                              5,000     5,056
Bear Stearns Companies Inc.
   7.63%, 12/07/09                              6,000     5,835
Case Credit Corp. (b)
   6.24%, 05/01/00                             10,000    10,000
Centex Corp. (b)
   6.68%, 03/30/00                             10,000    10,000
Conagra, Inc. (b)
   6.32%, 03/12/00                             10,000     9,998
CSC Holdings, Inc.
   8.13%, 07/15/09                              4,000     3,950
Dell Computer Corp.
   6.55%, 04/15/08                              5,000     4,675
Dow Chemical Co.
   7.38%, 11/01/29                              3,000     2,888
Dresdner Funding Trust I
   8.15%, 06/30/31                              5,000     4,819
DuPont (E.I.) de Nemours
   6.88%, 10/15/09                              4,000     3,840
ERP Operating L.P. (b)
   6.86%, 05/22/00                              5,000     5,012
Fidelity Investments
   7.57%, 06/15/29                             10,000     9,575
Ford Motor Credit
   6.70%, 07/16/04                              7,000     6,790
GTE Corp.
   6.94%, 04/15/28                              5,000     4,556

                                                Par     Value
                                              -------  --------

Health & Retirement Properties (b)
   7.28%, 04/10/00                            $20,000  $ 19,976
Hughes Electronics Corp. (b)
   7.29%, 04/24/00                             10,000     9,975
HVB Funding Trust III
   9.00%, 10/22/31                              5,000     5,156
KBC Bank Fund Trust III
   9.86%, 11/02/09                             15,000    15,919
Lehman Brothers Holdings PLC (b)
   6.42%, 03/03/00                              5,000     4,980
Lehman Brothers Holdings, Inc. (b)
   6.84%, 04/17/00                              3,200     3,219
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                              1,500     1,463
Lilly del Mar, Inc. (b)
   7.30%, 05/05/00                             10,000    10,121
MBNA Corp. (b)
   6.44%, 03/13/00                              3,200     3,194
   6.49%, 03/17/00                              3,975     3,965
Merrill Lynch & Co., Inc. (b)
   6.33%, 03/24/00                              5,000     4,983
Merrill Lynch & Co., Inc.
   6.00%, 02/17/09                              5,000     4,406
Nordbanken
   8.95%, 11/12/09                              5,000     5,056
Pepsi Bottling Holdings, Inc.
   5.63%, 02/17/09                              7,000     6,178
Public Service Enterprises (b)
   6.71%, 11/22/99                              5,000     5,007
Qwest Communications International
  Series B
   7.50%, 11/01/08                              5,000     4,850
Rayonier Inc. (b)
   6.41%, 05/23/00                              5,000     4,999
Royal Bank of Scotland PLC (d)
   9.12%, 03/31/10                             20,000    20,000
Saks, Inc.
   7.25%, 12/01/04                              2,000     1,860
Suntrust Capital III (b)
   6.77%, 03/15/00                              5,000     4,865
Target Corp.
   7.50%, 02/15/05                              3,000     3,008
TRW Inc. (b)
   6.60%, 03/28/00                             10,000     9,999
TXU Eastern Funding Co.
   6.75%, 05/15/09                              4,000     3,655



                                                Par     Value
                                              -------  --------

United Mexican States
   9.88%, 02/01/10                            $10,000  $ 10,538
                                                       --------
TOTAL CORPORATE BONDS
  (Cost $266,791)                                       264,366
                                                       --------
ASSET-BACKED OBLIGATIONS -- 9.5%(a)(b)
Advanta Mortgage Loan Trust,
  Series 1998-1 A-7 / (MBIA Insurance)
   6.09%, 03/27/00                              3,035     3,037
Airplanes Pass Through Trust
  Series 1R, Class A8
   6.26%, 03/15/00                             27,000    27,084
Discover Card Master Trust I,
  Series 94-2, Class A
   6.24%, 03/15/00                             10,000    10,075
First USA Credit Card Master Trust
   6.18%, 03/15/00                              7,000     7,024
Provident Bank Home Equity Loan
  Trust Series 1997-2 Class A5
   6.11%, 03/27/00                              4,289     4,294
Southern Pacific Secured Asset Corp.
  Series 1998 A-1 / (MBIA Insurance)
   6.08%, 03/27/00                              1,647     1,648
                                                       --------
TOTAL ASSET-BACKED OBLIGATIONS
  (Cost $53,062)                                        53,162
                                                       --------
                                              Shares
                                              -------
PREFERRED STOCK -- 2.2%
Centaur Funding Corp.                              12    12,117
                                                       --------
TOTAL PREFERRED STOCK
  (Cost $12,512)                                         12,117
                                                       --------
OTHER INVESTMENT COMPANIES -- 0.3% (c)
Provident Institutional Funds - Fed
  Funds Portfolio
   5.44%                                        1,602     1,602
                                                       --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $1,602)                                           1,602
                                                       --------
TOTAL INVESTMENTS -- 122.6%
  (Cost $695,963)                                       687,555
                                                       --------
OTHER ASSETS AND LIABILITIES -- (22.6%)
  Other assets                                           86,734
  Liabilities                                          (213,505)
                                                       --------
                                                       (126,771)
                                                       --------
TOTAL NET ASSETS -- 100.0%                             $560,784
                                                       ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
February 29, 2000 (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)


(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

PORTFOLIO ABBREVIATIONS

MBIA  Municipal Bond Investors Assurance Corporation




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 29, 2000 (Unaudited)

                                                                       Schwab      Schwab
                                                                     Short-Term     Total
                                                                     Bond Market Bond Market
                                                                     Index Fund  Index Fund
                                                                     ----------- -----------
ASSETS
Investments, at value (Cost: $219,629, $695,963, respectively)         $215,797    $687,555
Receivables:
   Interest                                                               2,994       5,648
   Investments sold                                                      10,034      80,574
   Fund shares sold                                                         145         464
Prepaid expenses                                                             17          48
                                                                       --------    --------
     Total assets                                                       228,987     774,289
                                                                       --------    --------
LIABILITIES
Payables:
   Dividends                                                                149         411
   Investments purchased                                                  9,943     210,623
   Fund shares redeemed                                                   1,271         471
   Due to counterparties (see Note 2)                                        --       1,887
   Investment advisory and administration fees                               --           3
   Transfer agency and shareholder service fees                               8          19
Other liabilities                                                            24          91
                                                                       --------    --------
     Total liabilities                                                   11,395     213,505
                                                                       --------    --------
Net assets applicable to outstanding shares                            $217,592    $560,784
                                                                       ========    ========
NET ASSETS CONSIST OF:
Paid-in capital                                                        $233,209    $587,634
Distributions in excess of net investment income                            (38)        (35)
Accumulated net realized loss on investments sold                       (11,747)    (16,483)
Net unrealized depreciation on investments and swap agreements           (3,832)    (10,332)
                                                                       --------    --------
                                                                       $217,592    $560,784
                                                                       ========    ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)     22,819      59,169
Net asset value, offering and redemption price per share                  $9.54       $9.48

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 29, 2000 (Unaudited)

                                                           Schwab      Schwab
                                                         Short-Term     Total
                                                         Bond Market Bond Market
                                                         Index Fund  Index Fund
                                                         ----------- -----------
Interest income                                             $ 6,672    $17,070
                                                            -------    -------
Expenses:
   Investment advisory and administration fees                  381        886
   Transfer agency and shareholder service fees                 276        654
   Custodian and portfolio accounting fees                       52         94
   Registration fees                                             33        105
   Professional fees                                              9          6
   Shareholder reports                                           22         12
   Trustees' fees                                                 4          5
   Other expenses                                                 7          5
                                                            -------    -------
                                                                784      1,767
Less: expenses reduced (see Note 4)                            (398)      (851)
                                                            -------    -------
     Total expenses incurred by fund                            386        916
                                                            -------    -------
Net investment income                                         6,286     16,154
                                                            -------    -------
Net realized loss on investments sold                        (1,394)    (6,197)
Net unrealized appreciation (depreciation) on investments    (1,478)       567
Net unrealized depreciation on swap agreements                   --       (576)
                                                            -------    -------
   Net loss on investments                                   (2,872)    (6,206)
                                                            -------    -------
Increase in net assets resulting from operations            $ 3,414    $ 9,948
                                                            =======    =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)


                                                                      Schwab                      Schwab
                                                                    Short-Term                     Total
                                                                    Bond Market                 Bond Market
                                                                    Index Fund                  Index Fund
                                                         ----------------------------- ----------------------------
                                                               Six months       Year       Six months      Year
                                                                 ended         ended         ended         ended
                                                          February 29, 2000 August 31, February 29, 2000 August 31,
                                                               (Unaudited)      1999       (Unaudited)     1999
                                                          ----------------- ---------- ----------------  ----------
Operations:
   Net investment income                                       $  6,286      $  9,474      $ 16,154      $  21,311
   Net realized loss on investments sold                         (1,394)         (680)       (6,197)        (9,470)
   Net unrealized appreciation (depreciation) on investments     (1,478)       (4,340)          567        (12,670)
   Net unrealized depreciation on swap agreements                    --            --          (576)        (1,459)
                                                               --------      --------      --------      ---------
  Increase (decrease) in net assets resulting
     from operations                                              3,414         4,454         9,948         (2,288)
                                                               --------      --------      --------      ---------
Distributions:
   Dividends to shareholders from net investment income
     (See Note 2)                                                (6,256)       (9,475)      (16,106)       (21,326)
   Distributions to shareholders from net realized gains             --            --            --         (2,225)
                                                               --------      --------      --------      ---------
       Total distributions to shareholders                       (6,256)       (9,475)      (16,106)       (23,551)
                                                               --------      --------      --------      ---------
Capital share transactions:
   Proceeds from shares sold                                     50,422       133,291       144,575        302,668
   Net asset value of shares issued in
      reinvestment of dividends                                   4,849         7,152        14,840         21,544
   Payments for shares redeemed                                 (52,887)      (74,793)      (72,412)      (112,454)
                                                               --------      --------      --------      ---------
   Increase in net assets from capital share transactions         2,384        65,650        87,003        211,758
                                                               --------      --------      --------      ---------
       Total increase (decrease) in net assets                     (458)       60,629        80,845        185,919

Net assets:
   Beginning of period                                          218,050       157,421       479,939        294,020
                                                               --------      --------      --------      ---------
   End of period (including distributions in excess of net
     investment income of ($38), ($68), ($35) and ($83),
     respectively)                                             $217,592      $218,050      $560,784      $ 479,939
                                                               ========      ========      ========      =========
Number of fund shares:
   Sold                                                           5,247        13,551        15,123         30,255
   Reinvested                                                       505           728         1,554          2,160
   Redeemed                                                      (5,513)       (7,598)       (7,599)       (11,218)
                                                               --------      --------      --------      ---------
   Net increase in shares outstanding                               239         6,681         9,078         21,197

Shares outstanding:
   Beginning of period                                           22,580        15,899        50,091         28,894
                                                               --------      --------      --------      ---------
   End of period                                                 22,819        22,580        59,169         50,091
                                                               ========      ========      ========      =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                    Schwab Short-Term Bond Market Index Fund

FISCAL PERIOD ENDED 8/31                                 2000(1)      1999       1998       1997      1996        1995

PER SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.66       9.90        9.74      9.67       9.84       9.81
                                                       ----------------------------------------------------------------
From investment operations:
   Net investment income                                   0.27       0.50        0.56      0.59       0.59       0.59
   Net realized andunrealized gain (loss) on
      investments                                         (0.12)     (0.24)       0.17      0.07      (0.17)      0.03
                                                       ----------------------------------------------------------------
   Total from investment operations                        0.15       0.26        0.73      0.66       0.42       0.62
Less distributions:
   Dividends from net investment income                   (0.27)     (0.50)      (0.57)    (0.59)     (0.59)     (0.59)
                                                       ----------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           9.54       9.66        9.90      9.74       9.67       9.84
                                                       ----------------------------------------------------------------
Total return (%)                                           1.58**     2.66        7.64      6.96       4.39       6.61

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets      0.35*      0.35        0.46      0.49       0.49       0.58
Reductions reflected in above expense ratio                0.36*      0.42        0.39      0.33       0.31       0.23
Ratio of net investment income to average net assets       5.70*      5.11        5.58      6.02       6.03       6.11
Portfolio turnover rate                                      61        195         128        71         80        203
Net assets, end of period ($ x 1,000)                   217,592    218,050     157,421   127,460    134,019    157,191

1  For the six months ended February 29, 2000 (Unaudited).

*  Annualized.

** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                    Schwab Total Bond Market Index Fund

FISCAL PERIOD ENDED 8/31                                2000(1)      1999       1998       1997      1996        1995

PER SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.58      10.18        9.75      9.38       9.80       9.33
                                                       ----------------------------------------------------------------
 From investment operations:
   Net investment income                                   0.29       0.55        0.60      0.65       0.65       0.69
   Net realized andunrealized gain (loss) on
      investments                                         (0.10)     (0.53)       0.43      0.37      (0.42)      0.47
                                                       ----------------------------------------------------------------
   Total from investment operations                        0.19       0.02        1.03      1.02       0.23       1.16
Less distributions:
   Dividends from net investment income                   (0.29)     (0.55)      (0.60)    (0.65)     (0.65)     (0.69)
   Distributions from net realized gain on investments       --      (0.07)         --        --         --         --
                                                       ----------------------------------------------------------------
   Total distributions                                    (0.29)     (0.62)      (0.60)    (0.65)     (0.65)     (0.69)
                                                       ----------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           9.48       9.58       10.18      9.75       9.38       9.80
                                                       ----------------------------------------------------------------
Total return (%)                                           2.01**     0.14       10.83     11.18       2.29      13.03

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets      0.35*      0.35        0.31      0.20         --         --
Reductions reflected in above expense ratio                0.33*      0.39        0.51      0.98       1.17       1.18
Ratio of net investment income to average net assets       6.17*      5.55        5.86      6.74       6.67       7.38
Portfolio turnover rate                                      65        174         285        51         66        240
Net assets, end of period ($ x 1,000)                   560,784    479,939     294,020    24,778     22,761     12,949

1  For the six months ended February 29, 2000 (Unaudited).

*  Annualized.

** Not annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended February 29, 2000 (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)


1.  DESCRIPTION OF THE FUNDS

The Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund (the "funds") are series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the funds, the Trust also offers the Schwab 1000
Fund-Registered Trademark-, Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab
Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, and Schwab YieldPlus Fund-TM-. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Restricted securities are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. The value of each swap agreement is determined in accordance with a specified formula reflective of the agreement's individual terms. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and market discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

SWAP AGREEMENTS -- Each fund may enter into swap agreements, which may be an exchange of payments based on two different variable rates, such as a LIBOR-based payment for one based on an index. A swap may be entered into in order to, among other things, change the maturity of a fund's portfolio, to protect a fund's value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risks of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement.

As of February 29, 2000, the Schwab Total Bond Market Index Fund had the following outstanding swap agreements with the following terms:

                   Notional  Termination  Payments Made             Payments Received           Unrealized
Counterparty        Amount      Date       by the Fund                 by the Fund             depreciation
------------       --------  -----------  -------------             -----------------          -------------
Lehman Brothers     $25,000    6/1/00       Based on            Mortgage Component of the
   Special Finance                        1 month LIBOR   Lehman Brothers Aggregate Bond Index      $962

Lehman Brothers     $25,000    9/1/00       Based on            Mortgage Component of the
   Special Finance                        1 Month LIBOR   Lehman Brothers Aggregate Bond Index      $962

As of February 29, 2000, the total amounts due to counter parties was $1,887. Net income or loss from the swap agreements is included in net investment income.

DOLLAR ROLLS -- The Schwab Total Bond Market Index Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar (same type, coupon and maturity) securities on a specific future date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Net realized capital gains, if any, are normally distributed annually.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for federal income tax purposes.

Net unrealized appreciation (depreciation) at February 29, 2000 (was substantially the same for financial reporting and federal income tax purposes) was as follows:

                                                  Net Unrealized   Appreciated   Depreciated
                                                   Depreciation    Securities    Securities
                                                  --------------   -----------   -----------
     Schwab Short-Term Bond Market Index Fund        $(3,832)        $   53       $ (3,885)
     Schwab Total Bond Market Index Fund             $(8,408)        $2,970       $(11,378)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1999, the unused capital loss carryforwards for federal income tax purposes, were as follows:

                                                          Schwab Short-Term
                                                       Bond Market Index Fund
                                                       ----------------------
         Expiring in:
         08/31/03                                               $7,078
         08/31/04                                                2,216
         08/31/05                                                  172
                                                                ------
              Total capital loss carryforwards                  $9,466
                                                                ======

Under current law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 1999, the Schwab Short-Term Bond Market Index Fund and the Schwab Total Bond Market Index Fund had deferred losses occurring between November 1, 1998 and August 31, 1999 of $759 and $7,106, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the funds each pay a graduated annual fee, payable monthly, of 0.30% of each fund's average daily net assets of the first $500 million, and 0.22% of such assets over $500 million. The investment adviser has reduced a portion of its fee for the period ended February 29, 2000 (see Note 4).

Prior to November 15, 1999, for its advisory and administration services, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's average daily net assets.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the period ended February 29, 2000, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Act, as amended. The funds incurred fees aggregating $9 related to the Trust's unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS -- As of February 29, 2000, 13.4%, 27.4%, 17.5% and 0.5% of the Schwab Total Bond Market Index Fund's outstanding shares were owned by Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio and Schwab MarketTrack Growth Portfolio II, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least October 31, 2000, the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund's total operating expenses will not exceed 0.35% of each fund's average daily net assets, after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, including proxy-related expenses, and taxes.

For the period ended February 29, 2000, the total of such fees reduced by the investment adviser and Schwab was as follows:

                                                     Fees reduced by the   Fees reduced by
                                                     investment adviser         Schwab
                                                     -------------------   ---------------
         Schwab Short-Term Bond Market Index Fund            $380                 $18
         Schwab Total Bond Market Index Fund                 $845                 $ 6


5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than U.S. government securities and short-term obligations during the period ended February 29, 2000, were as follows:

                                               Schwab Short-Term      Schwab Total Bond
                                            Bond Market Index Fund    Market Index Fund
                                            ----------------------    -----------------
         Purchases                                 $30,469                $148,126
         Proceeds of sales and maturities          $15,962                $225,644

Purchases, sales and maturities of long-term U.S. government securities during the period ended February 29, 2000, were as follows:

                                               Schwab Short-Term      Schwab Total Bond
                                            Bond Market Index Fund    Market Index Fund
                                            ----------------------    -----------------
         Purchases                                 $ 88,463               $268,860
         Proceeds of sales and maturities          $120,290               $ 83,575

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  101 Montgomery Street, San Francisco, CA 94104

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 2000 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3480-2 (4/00)